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                                                                    EXHIBIT 23-2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-70953) pertaining to The Banc Corporation 401(k) Plan of our report dated June 24, 2004, with respect to the financial statements of The Banc Corporation 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2003.


                                                           /s/ Ernst & Young LLP

Birmingham, Alabama
June 28, 2005